UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 2
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 30, 2008
Cornerstone Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50767 (Commission File Number)	04-3523569 (IRS Employer Identification No.)

1255 Crescent Green Drive, Suite 250, Cary, NC (Address of Principal Executive Offices)	27518 (Zip Code)
Registrant’s telephone number, including area code: (919) 678-6611
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-23.1 Consent of Grant Thornton LLP
Ex-99.5 Unaudited consolidated financial statements of Cornerstone BioPharma Holdings, Inc.
Ex-99.6 Unaudited pro forma condensed financial information

Explanatory Note
On November 5, 2008, Cornerstone Therapeutics Inc. (“Cornerstone”) filed a Current Report on Form 8-K (the “Original Filing”) in connection with the completion of the business combination of Critical Therapeutics, Inc. (“Critical Therapeutics”) and Cornerstone BioPharma Holdings, Inc. (“CBHI”), in accordance with the terms of the Agreement and Plan of Merger, dated as of May 1, 2008, as amended, by and among Critical Therapeutics, Neptune Acquisition Corp., a wholly owned subsidiary of Critical Therapeutics, and CBHI (the “Merger Agreement”), pursuant to which CBHI became a wholly owned subsidiary of Critical Therapeutics (the “Merger”). Immediately following the Merger, Critical Therapeutics changed its name to Cornerstone Therapeutics Inc.
On November 14, 2008, Cornerstone filed Amendment No. 1 on Form 8-K/A for the sole purpose of revising the disclosure in Item 4.01 of the Original Filing in accordance with Item 304(a)(1)(ii) of Regulation S-K to provide additional detail regarding the explanatory paragraph contained in the audit report dated March 27, 2008 of Deloitte & Touche LLP relating to the ability of Critical Therapeutics to continue as a going concern.
Cornerstone is filing this Amendment No. 2 on Form 8-K/A for the sole purpose of providing (i) the historical audited and unaudited financial information and (ii) the unaudited pro forma financial information that it is required to file under Item 9.01 of Form 8-K in connection with the completion of the Merger.
This financial information, and the consent of CBHI’s independent registered public accounting firm, Grant Thornton LLP, are filed as exhibits hereto. Accordingly, an updated Exhibit Index also is included with this Amendment No. 2.
This Amendment No. 2 does not change any of the other disclosures contained in the Original Filing. This Amendment No. 2 continues to speak as of the date of the Original Filing and, except where specifically noted in the financial information filed herewith, Cornerstone has not updated or amended the disclosures contained therein to reflect events that have occurred since the date of the Original Filing. Accordingly, this Amendment No. 2 should be read in conjunction with any filings made by Cornerstone with the Securities and Exchange Commission subsequent to the date of the Original Filing.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
The consolidated audited financial statements of CBHI, including the report of its independent registered public accounting firm, Grant Thornton LLP, as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, that are included at pages F-53 through F-87 in the Proxy Statement/Prospectus dated October 3, 2008 (File No. 333-152442) that was filed by Critical Therapeutics with the Securities and Exchange Commission (“SEC”) on October 6, 2008 and supplemented by a Supplement No. 1 dated October 17, 2008 and a Supplement No. 2 dated October 22, 2008, which were filed with the SEC on October 17, 2008 and October 23, 2008, respectively, are filed herewith as Exhibit 99.4 and are incorporated herein by reference.
The unaudited consolidated financial statements of CBHI as of and for the nine months ended September 30, 2008 and 2007 are filed herewith as Exhibit 99.5 and are incorporated herein by reference.
The Merger is treated as a reverse acquisition for accounting purposes. Therefore, CBHI is deemed to be the acquiring company for accounting purposes and the financial

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statements of that entity have become Cornerstone’s financial statements pursuant to accounting principles generally accepted in the United States.
     (b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information describing the pro forma effect of the business combination on Critical Therapeutics’ (i) unaudited statements of operations for the nine months ended September 30, 2008 and the year ended December 31, 2007 and (ii) unaudited balance sheet as of September 30, 2008 is filed herewith as Exhibit 99.6 and is incorporated herein by reference.
     (d) Exhibits.
See Exhibit Index attached hereto.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE THERAPEUTICS INC.
Date: January 14, 2009	By:	/s/ David Price
David Price
Executive Vice President, Finance, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

Exhibit 2.1 *	Agreement and Plan of Merger, dated as of May 1, 2008, by and among Critical Therapeutics, Inc., Neptune Acquisition Corp. and Cornerstone BioPharma Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K dated May 1, 2008).

Exhibit 2.2 *	Amendment No. 1, dated as of August 7, 2008, to Agreement and Plan of Merger, dated as of May 1, 2008, among Critical Therapeutics, Inc., Neptune Acquisition Corp. and Cornerstone BioPharma Holdings, Inc. (incorporated by reference to Exhibit 2.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008).

Exhibit 3.1 *	Amendment to the Registrant’s Certificate of Incorporation, effecting a 10-to-1 reverse stock split of Critical Therapeutics, Inc.’s common stock.

Exhibit 3.2 *	Amendment to the Registrant’s Certificate of Incorporation, changing the name of the corporation from Critical Therapeutics, Inc. to Cornerstone Therapeutics Inc.

Exhibit 4.1 *	Form of the Registrant’s Stock Certificate.

Exhibit 10.1 * +	Agreement between Patheon, Inc. (formerly known as MOVA Pharmaceutical Corporation) and Cornerstone BioPharma, Inc. dated August 8, 2007.

Exhibit 10.2 * +	Change of Scope Agreement between Patheon, Inc. (formerly known as MOVA Pharmaceutical Corporation) and Cornerstone BioPharma, Inc. dated November 20, 2007.

Exhibit 10.3 * +	Copromotion Agreement between Atley Pharmaceuticals, Inc. and Cornerstone BioPharma, Inc. dated April 2, 2007.

Exhibit 10.4 * +	First Amendment, dated July 1, 2008, to Copromotion Agreement between Atley Pharmaceuticals, Inc. and Cornerstone BioPharma, Inc. dated April 2, 2007.

Exhibit 10.5 * +	Manufacturing Agreement between Vintage Pharmaceuticals, LLC and Cornerstone BioPharma, Inc. (formerly known as Cornerstone Pharmaceuticals, Inc.) dated July 20, 2004.

Exhibit 10.6 * +	License and Supply Agreement between Meiji Seika Kaisha, Ltd. and Cornerstone BioPharma, Inc. dated October 12, 2006.

Exhibit 10.7 *	Amendment No. 1, dated July 27, 2007, to License and Supply Agreement between Meiji Seika Kaisha, Ltd. and Cornerstone BioPharma, Inc. dated October 12, 2006.

Exhibit 10.8 * +	Letter Agreement between Meiji Seika Kaisha, Ltd. and Cornerstone BioPharma, Inc. dated July 27, 2007.

Exhibit No.	Description of Document

Exhibit 10.9 * +	Formulation Agreement between Meiji Seika Kaisha, Ltd. and Cornerstone BioPharma, Inc. dated January 11, 2008.

Exhibit 10.10 * +	Addendum, dated August 14, 2008, to License and Supply Agreement between Meiji Seika Kaisha, Ltd. and Cornerstone BioPharma, Inc. dated October 12, 2006.

Exhibit 10.11 * +	Joint Development Agreement between Meiji Seika Kaisha, Ltd. and Cornerstone BioPharma, Inc. dated February 11, 2008.

Exhibit 10.12 * +	Patent License Agreement between Pharmaceutical Innovations, LLC and Cornerstone BioPharma, Inc. effective as of August 31, 2006.

Exhibit 10.13 * +	Amendment No. 1, dated August 10, 2007, to Patent License Agreement between Pharmaceutical Innovations, LLC and Cornerstone BioPharma, Inc. effective as of August 31, 2006.

Exhibit 10.14 *	Amendment No. 2, dated February 15, 2008, to Patent License Agreement between Pharmaceutical Innovations, LLC and Cornerstone BioPharma, Inc. effective as of August 31, 2006.

Exhibit 10.15 * +	Development, License and Services Agreement between Neos Therapeutics, L.P. and Cornerstone BioPharma, Inc. dated March 19, 2008.

Exhibit 10.16 * +	Development and Manufacturing Agreement by and among Neos Therapeutics, L.P., Coating Place, Inc. and Cornerstone BioPharma, Inc. effective February 27, 2008.

Exhibit 10.17 * +	Products Development Agreement between Neos Therapeutics, L.P. and Cornerstone BioPharma, Inc. dated August 27, 2008.

Exhibit 10.18 * +	Supply and Marketing Agreement between Sovereign Pharmaceuticals, LTD and Aristos Pharmaceuticals, Inc. dated May 1, 2008.

Exhibit 10.19 * +	Asset Purchase Agreement between Vintage Pharmaceuticals, LLC and Cornerstone BioPharma, Inc. (as assignee of Cornerstone Biopharma, Ltd. (formerly known as Cornerstone Pharmaceuticals Ltd.)) dated July 20, 2004.

Exhibit 10.20 *	Amendment No. 1, dated May 20, 2005, to Asset Purchase Agreement between Vintage Pharmaceuticals, LLC and Cornerstone BioPharma, Inc. (as assignee of Cornerstone Biopharma Ltd. (formerly known as Cornerstone Pharmaceuticals Ltd.)) dated July 20, 2004.

Exhibit 10.21 *	Amendment No. 2, dated November 16, 2005, to Asset Purchase Agreement between Vintage Pharmaceuticals, LLC and Cornerstone BioPharma, Inc. (as assignee of Cornerstone Biopharma Ltd. (formerly known as Cornerstone Pharmaceuticals Ltd.)) dated July 20, 2004.

Exhibit No.	Description of Document

Exhibit 10.22 *	Amendment No. 2, dated November 13, 2006, to Asset Purchase Agreement between Vintage Pharmaceuticals, LLC and Cornerstone BioPharma, Inc. (as assignee of Cornerstone Biopharma Ltd. (formerly known as Cornerstone Pharmaceuticals Ltd.)) dated July 20, 2004.

Exhibit 10.23 *	Amendment No. 3, dated December 7, 2006, to Asset Purchase Agreement between Vintage Pharmaceuticals, LLC and Cornerstone BioPharma, Inc. (as assignee of Cornerstone Biopharma Ltd. (formerly known as Cornerstone Pharmaceuticals Ltd.)) dated July 20, 2004.

Exhibit 10.24 *	Lease Agreement between Regency Park Corporation and Cornerstone BioPharma, Inc. dated August 11, 2004.

Exhibit 10.25 *	Addendum No. 1, dated January 18, 2005, to Lease Agreement between Regency Park Corporation and Cornerstone BioPharma, Inc. dated August 11, 2004.

Exhibit 10.26 *	Lease Agreement between Crescent Lakeside, LLC and Cornerstone BioPharma Holdings, Inc. dated May 1, 2008.

Exhibit 10.27 *	Executive Employment Agreement between Cornerstone BioPharma, Inc. and Craig A. Collard dated March 1, 2006.

Exhibit 10.28 *	Executive Retention Agreement between Cornerstone BioPharma, Inc. and Craig A. Collard dated February 8, 2006.

Exhibit 10.29 *	Executive Employment Agreement between Cornerstone BioPharma, Inc. and Chenyqua Baldwin dated March 1, 2006.

Exhibit 10.30 *	Executive Employment Agreement between Cornerstone BioPharma, Inc. and Brian Dickson dated March 1, 2006.

Exhibit 10.31 *	Agreement Regarding Employment, Employee Duties, Ownership of Employee Developments, and Confidentiality between Cornerstone BioPharma, Inc. and George Esgro dated March 3, 2008.

Exhibit 10.32 *	Executive Employment Agreement between Cornerstone BioPharma, Inc. and Steven Lutz dated March 1, 2006.

Exhibit 10.33 *	Executive Employment Agreement between Cornerstone BioPharma Holdings, Inc. and David Price dated August 20, 2008.

Exhibit 10.34 *	Amended and Restated Restricted Stock Agreement between Cornerstone BioPharma Holdings, Inc. and David Price dated October 31, 2008.

Exhibit 10.35 *	Form of Proprietary Information, Inventions, Non-Competition and Non-Solicitation Agreement, entered into between Cornerstone BioPharma, Inc. and each of Chenyqua Baldwin, Craig A. Collard, Brian Dickson, Steven Lutz and Alastair McEwan.

Exhibit No.	Description of Document

Exhibit 10.36 *	Form of Indemnification Agreement, entered into between Cornerstone BioPharma Holdings, Inc. and each of Craig Collard and Alastair McEwan.

Exhibit 10.37 *	Cornerstone BioPharma Holdings, Inc. 2005 Stock Incentive Plan (as Amended and Restated effective October 31, 2008).

Exhibit 10.38 *	Cornerstone BioPharma Holdings, Inc. 2005 Stock Option Plan (as Amended and Restated effective October 31, 2008).

Exhibit 10.39 *	Form of Nonstatutory Stock Option Agreement Granted Under the 2005 Stock Incentive Plan.

Exhibit 10.40 *	Form of Nonstatutory Employee Stock Option Agreement Granted Under the 2005 Stock Option Plan.

Exhibit 10.41 *	Commercial Note issued by Cornerstone BioPharma Holdings, Inc. to Paragon Commercial Bank dated April 21, 2005.

Exhibit 10.42 *	Security Agreement by Cornerstone BioPharma Holdings, Inc. in favor of Paragon Commercial Bank dated April 21, 2005.

Exhibit 10.43 *	Modification Agreement among Paragon Commercial Bank, Cornerstone BioPharma Holdings, Inc., Charles W. Cleary (as trustee), Carolina Pharmaceuticals, Inc. (as guarantor) and Craig A. Collard (as guarantor) dated April 10, 2006.

Exhibit 10.44 *	Modification Agreement among Paragon Commercial Bank, Cornerstone BioPharma Holdings, Inc., Charles W. Cleary (as trustee), Carolina Pharmaceuticals, Inc. (as guarantor) and Craig A. Collard (as guarantor) dated July 31, 2007.

Exhibit 10.45 *	Letter Agreement among Paragon Commercial Bank, Cornerstone BioPharma Holdings, Inc., Craig A. Collard (as guarantor), Aristos Pharmaceuticals, Inc. (as guarantor) and Cornerstone BioPharma, Inc. (as guarantor) dated June 23, 2008.

Exhibit 10.46 *	Modification Agreement among Paragon Commercial Bank, Cornerstone BioPharma Holdings, Inc., John S. Towles (as trustee), Craig A. Collard (as guarantor), Aristos Pharmaceuticals, Inc. (as guarantor) and Cornerstone BioPharma, Inc. (as guarantor) dated June 25, 2008.

Exhibit 10.47 *	Unconditional Guaranty by Cornerstone BioPharma, Inc. in favor Paragon Commercial Bank dated June 25, 2008.

Exhibit 10.48 *	Security Agreement by Cornerstone BioPharma, Inc. and Cornerstone BioPharma Holdings, Inc. in favor of Paragon Commercial Bank dated June 25, 2008.

Exhibit 10.49 *	Unconditional Guaranty by Aristos Pharmaceuticals, Inc. in favor of Paragon Commercial Bank dated June 25, 2008.

Exhibit No.	Description of Document

Exhibit 10.50 *	Security Agreement by Aristos Pharmaceuticals, Inc. and Cornerstone BioPharma Holdings, Inc. in favor of Paragon Commercial Bank dated June 25, 2008.

Exhibit 10.51 *	Letter from Paragon Commercial Bank to Cornerstone BioPharma Holdings, Inc. dated October 29, 2008.

Exhibit 16.1 *	Letter from Deloitte & Touche LLP to the SEC dated November 5, 2008.

Exhibit 16.2 *	Letter from Hughes Pittman & Gupton, LLP to the SEC dated November 5, 2008.

Exhibit 16.3 **	Letter from Deloitte & Touche LLP to the SEC dated November 14, 2008.

Exhibit 23.1 ***	Consent of Grant Thornton LLP.

Exhibit 99.1 *	Press release dated November 3, 2008.

Exhibit 99.2 *	Press release dated November 5, 2008.

Exhibit 99.3 *	Risk Factors of the Registrant.

Exhibit 99.4 ***	Consolidated audited financial statements of Cornerstone BioPharma Holdings, Inc. and Subsidiaries, including the report of its independent registered public accounting firm, Grant Thornton LLP, as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, that are included at pages F-53 through F-87 in the Registrant’s Proxy Statement/Prospectus dated October 3, 2008 (File No. 333-152442) that was supplemented by a Supplement No. 1 dated October 17, 2008 (which amended and restated page F-87 of the Proxy Statement/Prospectus dated October 3, 2008) and a Supplement No. 2 dated October 22, 2008.

Exhibit 99.5 ***	Unaudited consolidated financial statements of Cornerstone BioPharma Holdings, Inc. and Subsidiaries as of and for the nine months ended September 30, 2008 and 2007.

Exhibit 99.6 ***	Unaudited pro forma condensed combined financial information describing the pro forma effect of the business combination on Critical Therapeutics, Inc.’s (i) unaudited statements of operations for the nine months ended September 30, 2008 and the year ended December 31, 2007 and (ii) unaudited balance sheet as of September 30, 2008.

*	Filed with the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on November 5, 2008.

**	Filed with Amendment No. 1 on Form 8-K/A originally filed with the Securities and Exchange Commission on November 14, 2008.

***	Filed herewith.

+	Confidential treatment requested as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.